UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

ACM Research, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42307 Osgood Road, Suite I
Fremont, California	94539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 445-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.	Results of Operations and Financial Condition.

Press Release Issued April 27, 2022

On April 27, 2022, we issued a press release entitled “ACM Research Announces Preliminary Revenue Range for First Quarter 2022.” The full text of the press release is furnished as Exhibit 99.01 hereto and is incorporated herein by reference.

Transcript of ACM Shanghai Earnings Call Held on April 27, 2022

The shares of our operating subsidiary ACM Research (Shanghai), Inc., or ACM Shanghai, are listed on the Sci-Tech innovation board, or the STAR Market, of the Shanghai Stock Exchange. On April 27, 2022 at approximately 8 p.m., Eastern time (April 28, 2022 at approximately 8 a.m., China time), ACM Shanghai held an investor call relating to ACM Shanghai’s financial results for the first quarter of 2022. The call, which was conducted in Mandarin Chinese, was announced in China and targeted to ACM Shanghai investors. A transcript, translated into English, of the discussions during the call is furnished as Exhibit 99.02 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided during the call was limited to the financial results of ACM Shanghai for the first quarter of 2022 and public information about the current lockdown status of Shanghai. The financial results of ACM Shanghai discussed during the call, which are unaudited and reported in RMB, were prepared in accordance with Chinese generally accepted accounting principles, which differ considerably, and potentially materially, from the U.S. generally accepted accounting principles used in preparing the consolidated financial statements of our company (ACM Research, Inc.). As a result, we do not believe that the financial results of ACM Shanghai for the first quarter of 2022 should  be considered as comparable to, or reflective of, our financial results for that quarter. We will discuss our financial results for the first quarter of 2022 on our previously announced earnings call scheduled for Friday, May 6, 2022, at 8 a.m., Eastern time.

The information contained in this Item 2.02, including Exhibits 99.01 and 99.02 to this Current Report on Form 8-K, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

ACM Shanghai held an investor call on April 27, 2022, as described under the heading “Transcript of ACM Shanghai Earnings Call Held on April 27, 2022” in Item 2.02 above. The information set forth, or incorporated by reference, in the discussion under such heading in Item 2.02, including the information contained in Exhibit 99.02 to this Current Report on Form 8-K, is incorporated by reference in this Item 7.01.

The information contained, or incorporated by reference, in this Item 7.01, including Exhibit 99.02 to the Current Report on Form 8-K, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.01	Press release of ACM Research, Inc. dated April 27, 2022
99.02*	Transcript of earnings call held by ACM Research (Shanghai), Inc. on April 27, 2022 (English translation)
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACM RESEARCH, INC.

By:	/s/ Mark McKechnie
Mark McKechnie
Chief Financial Officer and Treasurer

Dated: April 28, 2022